UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

ARTHROCARE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Explanatory Note: The following materials were made available to employees of ArthroCare Corporation on February 3, 2014.

All Employee Email Announcement

To All Employees:

As many of you have seen announced this morning, ArthroCare and Smith & Nephew plc entered into a merger agreement whereby Smith & Nephew will acquire the company in an all-cash transaction. This transaction has the full support of the boards of directors of both ArthroCare and Smith & Nephew.

This morning’s announcement is just the first step in a process. The transaction must obtain the approval of ArthroCare’s stockholders as well as regulatory approvals. At this point in time, we anticipate the closing of this transaction to occur sometime during the second half of 2014.

For those of you less familiar with Smith & Nephew, they are a global medical technology provider with businesses in orthopedic reconstruction, advanced wound management, sports medicine and trauma. The worldwide Smith & Nephew organization consists of almost 11,000 employees, a presence in more than 90 countries, and annual sales in 2012 of more than $4.1 billion.

Until we close the transaction, we must maintain a “business as usual” approach, meaning that we should continue to operate as an independent company as we were before the announcement. We will continue to move forward with plans to grow our business and continue to conduct our business independently from Smith & Nephew.  We will keep everyone updated as we receive more information on this transaction.

We will be conducting a series of activities throughout the day today to provide you with additional details. In the meantime, and as always, our customers remain our top priority until the transaction closes. I am committed to sharing information with you as it becomes available.

My thanks to everyone for your dedication and hard work.

David Fitzgerald
President and CEO

***

Additional Information About the Acquisition and Where to Find It

A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between ArthroCare and Smith & Nephew.  ArthroCare expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed merger. Investors of ArthroCare are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about ArthroCare, Smith & Nephew and the proposed merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by ArthroCare with the SEC at the SEC’s website at www.sec.gov, at ArthroCare’s website at www.arthrocare.com or by sending a written request to ArthroCare at 7000 W. William Cannon, Building One, Austin, Texas 78735, Attention: General Counsel.

Participants in the Solicitation

ArthroCare and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ArthroCare’s stockholders in connection with the proposed merger will be set forth in ArthroCare’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the merger and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and ArthroCare undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) ArthroCare may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger may not be satisfied and required regulatory approvals may not be obtained; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business of ArthroCare may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) ArthroCare may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) the ability to recognize benefits of the merger; (9) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. If the merger is consummated, ArthroCare stockholders will cease to have any equity interest in ArthroCare and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of ArthroCare are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Report on Form 10-Q for the quarter ended September 31, 2013, which are available on the SEC’s website at www.sec.gov.   Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

Frequently Asked Questions

1.              What’s happening?  Have we sold the company?

A: On February 2, 2014, Smith & Nephew plc announced that it has signed a definitive agreement to acquire ArthroCare for $1.7B or $48.25 per share.

2. What happens now that the acquisition has been announced?  Is it a done deal?

A: While the acquisition has been announced, the acquisition is subject to customary closing conditions and will require ArthroCare shareholder approval.  It will also require certain regulatory approvals.  We expect to close the acquisition during the second half of this year.

3. Will we start acting like one company as of now?

A: No. Until the acquisition closes, we will continue to operate our business independently and continue to deal with Smith & Nephew as a competitor and on an arm’s-length basis.  Smith & Nephew cannot influence or control our business decisions, and we cannot begin to combine any of our business functions with Smith & Nephew.  Once the acquisition is closed, integration of the two companies will begin.

4. Is it a sure thing that the acquisition will close?

A: We anticipate the acquisition will receive the necessary shareholder and regulatory approvals and that the other closing conditions will be satisfied, but until the acquisition closes, we need to continue to grow our business independently and take a “business as usual” approach to our day-to-day operations.

5. What’s going to happen to my job?

A: We don’t have any indication yet on what will happen with specific positions once the acquisition closes.  Those decisions will be made by Smith & Nephew.  It is too early in the process to be able to provide specifics about retention decisions.  We recognize the difficulty and distraction that uncertainty causes. Our objective is to communicate promptly, directly and treat people fairly.

6. If it looks like I might lose my position, should I just leave now?

A: All employees are important to operate effectively, including you. We intend to do everything we can to maintain our ability to operate independently, including retaining our employees. Toward that end, plans are being formulated to address this retention need which will be communicated to you to the degree these plans effect you in the very near future.  In the interim, we ask for your continued support and focus on executing the current business priorities.

3

7. Why did we sell the company?

A: The Board of Directors has determined that the offer from Smith & Nephew is fair from a financial point of view and is in the best interest of the shareholders of ArthroCare. The details will be contained in the proxy materials that will be submitted to ArthroCare’s shareholders in the next few weeks.

8. Is this acquisition going to result in people losing their jobs?

A: We don’t have any indication yet on what will happen with specific positions once the acquisition closes.  Those decisions will be made by Smith & Nephew.  It is too early in the process to be able to provide specifics about retention decisions.  We recognize the difficulty and distraction that uncertainty causes. Our objective is to communicate promptly, directly and treat people fairly.

9. How will I know whether I’m subject to a retention incentive?

A: You will be notified by your manager.

10. If I don’t get a retention incentive, does that mean that my position isn’t important?

A: Not at all.  What it may mean is that your role is seen by Smith & Nephew as part of their go-forward plans.

11. Why do we need retention incentives at all?

A: While we’re confident that the acquisition will close as planned, it still requires shareholder and regulatory approvals before that can happen.  We need to make sure we have the ability to continue to operate as an independent company going forward on the chance that the closing is delayed or prohibited. Part of maintaining that ability is making sure that we don’t lose essential talent from our organization.

12. How will I know what I need to do to earn my retention incentive?

A: The details will be communicated to you in the near future.  .

13. What will that retention incentive look like?

A: The details will be communicated to you in the near future.

14. What are we supposed to do differently now that the company is being going to be acquired by Smith & Nephew?

A: Nothing. We need to maintain “business as usual” until the acquisition closes.  We ask that you continue to stay focused and deliver on objectives.  There will be regular and on-going communications in regard to this transaction as we move forward.

4

15. How are we going to decide who stays and who goes as a result of the acquisition?

A: We don’t have any indication yet on what will happen with specific positions once the acquisition closes.  Those decisions will be made by Smith & Nephew.  It is too early in the process to be able to provide specifics about retention decisions.  We recognize the difficulty and distraction that uncertainty causes. Our objective is to communicate promptly, directly and treat people fairly.

***

Additional Information About the Acquisition and Where to Find It

A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between ArthroCare and Smith & Nephew.  ArthroCare expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed merger. Investors of ArthroCare are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about ArthroCare, Smith & Nephew and the proposed merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by ArthroCare with the SEC at the SEC’s website at www.sec.gov, at ArthroCare’s website at www.arthrocare.com or by sending a written request to ArthroCare at 7000 W. William Cannon, Building One, Austin, Texas 78735, Attention: General Counsel.

Participants in the Solicitation

ArthroCare and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ArthroCare’s stockholders in connection with the proposed merger will be set forth in ArthroCare’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the merger and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only

5

as of the date they are made, and ArthroCare undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) ArthroCare may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger may not be satisfied and required regulatory approvals may not be obtained; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business of ArthroCare may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) ArthroCare may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) the ability to recognize benefits of the merger; (9) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. If the merger is consummated, ArthroCare stockholders will cease to have any equity interest in ArthroCare and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of ArthroCare are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Report on Form 10-Q for the quarter ended September 31, 2013, which are available on the SEC’s website at www.sec.gov.   Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

6

All Employee Meeting 1 CONFIDENTIAL & PROPRIETARY – DO NOT FORWARD OR SHARE

Welcome  CONFIDENTIAL & PROPRIETARY – DO NOT FORWARD OR SHARE  2  News announced this a.m. Smith & Nephew has agreed to acquire ArthroCare for $1.7B Acquisition will require shareholder and regulatory approval, with closing expected  within second half of 2014 Acquisition recognizes value we’ve created with our expertise and technology, what we’ve accomplished

Who Is Smith & Nephew   Global medical technology provider   Businesses in orthopedic reconstruction, advanced wound management, sports medicine & trauma  11,000 employees in 90 countries   Corporate headquarters in London, UK  Annual sales in 2012 of $4.1 billion  CONFIDENTIAL & PROPRIETARY – DO NOT FORWARD OR SHARE  3

Until the acquisition closes  CONFIDENTIAL & PROPRIETARY – DO NOT FORWARD OR SHARE  4  We will need to adopt a “business as usual” approach Move forward with plans to grow Continue to operate independently from Smith & Nephew Integration will begin after closing We will update you closer to the closing once we have more information regarding Smith & Nephew’s integration plans.

Our roles going forward  CONFIDENTIAL & PROPRIETARY – DO NOT FORWARD OR SHARE  5  Realize this will create uncertainty No details yet on any potential changes Will ensure everyone is treated fairly  Stay focused on “business as usual” We’ll provide as much information as possible as decisions are made  Thank you for your continued hard work

6  Additional Information About the Acquisition and Where to Find It   A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between ArthroCare and Smith & Nephew.  ArthroCare expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed merger. Investors of ArthroCare are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about ArthroCare, Smith & Nephew and the proposed merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by ArthroCare with the SEC at the SEC’s website at www.sec.gov, at ArthroCare’s website at www.arthrocare.com or by sending a written request to ArthroCare at 7000 W. William Cannon, Building One, Austin, Texas 78735, Attention: General Counsel.    Participants in the Solicitation   ArthroCare and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ArthroCare’s stockholders in connection with the proposed merger will be set forth in ArthroCare’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.   Forward-Looking Statements  Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the merger and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and ArthroCare undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) ArthroCare may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger may not be satisfied and required regulatory approvals may not be obtained; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business of ArthroCare may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) ArthroCare may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) the ability to recognize benefits of the merger; (9) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. If the merger is consummated, ArthroCare stockholders will cease to have any equity interest in ArthroCare and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of ArthroCare are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Report on Form 10-Q for the quarter ended September 31, 2013, which are available on the SEC’s website at www.sec.gov.   Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.  CONFIDENTIAL & PROPRIETARY – DO NOT FORWARD OR SHARE

© 2014 ArthroCare Corporation.  All rights reserved. Corporate Headquarters  7000 West William Cannon Drive Austin, TX 78735 Main Phone: +1.512.391.3900 Order Entry: +1.800.797.6520 Order Entry Fax: +1.888.994.2782  EMEA Headquarters St. James Business Park   9 Grimbald Crag Court Knaresborough, North Yorkshire HG5 8QB United Kingdom +44 1423 888 806   Asia Pacific Headquarters 49 Frenchs Forest Rd East Building 3, Unit 3 Frenchs Forest, NSW 2086 Australia Phone: +61 (0) 2 8422 1100 Fax: +61 (0) 2 8422 1102 7